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                                                                    EXHIBIT 99.2



               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Phillip J. Smith, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Stater Bros. Holdings Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Annual Report Form 10-K for the fiscal year ended September 30, 2001 of Stater Bros. Holdings Inc.

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Stater Bros. Holdings Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -      any amendments to any of the foregoing.


/s/     Phillip J. Smith
---------------------------
Phillip J. Smith
Senior Vice President, and
Chief Financial Officer
(Principal Financial Officer)
August 13, 2002

State of California                          Subscribed and sworn to
County of San Bernardino                     before me this 13th day of
                                             August 2002.

                                             /s/   Marilyn Ryan
                                             -----------------------------------
                                             Notary Public

                                             My commission expires:

                                             November 2, 2003
                                             -----------------------------------